UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2014

BAZAARVOICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35433	20-2908277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 N. Capital of Texas Highway, Suite 300

Austin, Texas 78746-3211

(Address of principal executive offices, including zip code)

(512) 551-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Discretionary Bonus Awards for Named Executive Officers

On May 29, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Bazaarvoice, Inc. (the “Company”) approved bonus payments under the Company’s fiscal year 2014 executive bonus plan (the “2014 Bonus Plan”), which included an exercise of discretion by the Committee to award one-time bonuses for the Company’s executive officers, including the Company’s principal executive officer, principal financial officer and named executive officers. In addition to the plan-based cash bonuses, the Committee approved the following discretionary cash bonuses for the Company’s principal executive officer, principal financial officer and other named executive officers:

Executive Officer	Title	Discretionary Bonus
Gene Austin	Chief Executive Officer	$84,000
James Offerdahl	Chief Financial Officer	$34,375
Bryan C. Barksdale	Chief Legal Officer, General Counsel and Secretary	$24,063
Ryan D. Robinson	Chief People Officer	$26,375

Such bonuses are expected to be paid consistently with, and at the same time as, other bonuses paid under the 2014 Bonus Plan.

Annual Base Salary Increase for Named Executive Officers

Effective May 1, 2014, the annual base salaries for the Company’s principal executive officer, principal financial officer and one other named executive officer were increased to be as follows:

Executive Officer	Title	Base Salary
Gene Austin	Chief Executive Officer	$450,000
James Offerdahl	Chief Financial Officer	$320,000
Bryan C. Barksdale	Chief Legal Officer, General Counsel and Secretary	$290,000

Fiscal Year 2015 Target Bonuses

On May 29, 2014, the Committee also approved target bonuses for the Company’s fiscal year ending April 30, 2015 (“Fiscal Year 2015”) for the Company’s executive officers, including the Company’s principal executive officer, principal financial officer and named executive officers. Although the Committee deferred the approval of the Fiscal Year 2015 executive bonus plan (the “2015 Bonus Plan”) and the performance measures and payout formulas to be used for the 2015 Bonus Plan, the Committee approved the following annual target bonuses for the Company’s principal executive officer, principal financial officer and named executive officers:

Executive Officer	Title	Target Bonus	% of Base Salary
Gene Austin	Chief Executive Officer	$450,000	100%
James Offerdahl	Chief Financial Officer	$192,000	60%
Bryan C. Barksdale	Chief Legal Officer, General Counsel and Secretary	$116,000	40%
Ryan D. Robinson	Chief People Officer	$106,000	40%

Actual bonus amounts paid to the named executive officers may be more or less than the target bonus amounts. The Committee has the discretion to award bonus amounts that differ for attainment of performance goals that fall above or below the specified goals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAZAARVOICE, INC.

By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale Chief Legal Officer, General Counsel and Secretary

Date: June 4, 2014